EXHIBIT 10(b)(2)

EXECUTION COPY

AMENDMENT NO. 6 TO THE AMENDED AND

RESTATED SALE AND SERVICING AGREEMENT

THIS AMENDMENT NO. 6 TO THE AMENDED AND RESTATED SALE AND SERVICING AGREEMENT, dated as of February 16, 2007 (this “Amendment”), is entered into in connection with hat certain Amended and Restated Sale and Servicing Agreement, dated as of April 5, 2006 (such agreement as amended, modified, supplemented, waived or restated from time to time, the “Agreement”), by and among NEWSTAR CP FUNDING LLC, a Delaware limited liability company, as the seller (together with its successors and assigns in such capacity, the “Seller”). NEWSTAR FINANCIAL INC., a Delaware corporation (together with its successors and assigns, the “Company”), as the originator (together with its successors and assigns in such capacity, the “Originator”), and as the servicer (together with its successors and assigns in such capacity the “Servicer”). WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (together with its successors and assigns, “Wachovia”), as the swingline purchaser (together with its successors and assigns in such capacity, the “Swingline Purchaser”), certain conduit purchasers and purchaser agents party thereto (each, together with its successors and assigns in such capacity, a “Conduit Purchaser” and a “Purchaser” and, collectively with the Swingline Purchaser, the “Purchasers”), WACHOVIA CAPITAL MARKETS, LLC, a Delaware limited liability company (together with its successors and assigns, “WCM”), as the administrative agent (together with its successors and assigns in such capacity, the “Administrative Agent”), and as the Purchaser Agent with respect to Variable Funding Capital Company LLC as Conduit Purchaser (together with its successors and assigns in such capacity, the “VFCC Agent”), U.S. BANK NATIONAL ASSOCIATION, a national banking association (together with its successors and assigns, “US Bank”), not in its individual capacity but as the trustee (together with its successors and assigns in such capacity, the “Trustee”), and LYON FINANCIAL SERVICES, INC., a Minnesota corporation, doing business as U.S. Bank Portfolio Services, not in its individual capacity but as the backup servicer (together with its successors and assigns in such capacity, the “Backup Servicer”). Capitalized terms used and not otherwise defined herein are used as defined in the Agreement.

RECITALS

WHEREAS, the parties hereto previously entered into the Agreement;

WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. Amendments.

(a) The front cover of the Agreement is hereby amended by replacing the number “$300,000,000” with the number “$400,000,000”.

(b) The definition of “Concentration Account Bank” is hereby amended and restated in its entirety as follows:

“Concentration Account Bank”: Either (i) US Bank or (ii) Wachovia, as applicable.

(c) The definition of “Concentration Limits” in Section 1.1 of the Agreement is hereby amended by:

(i) replacing the words “5% or $ 10,000,000” in clause (y) with the words “7.5% or $20,000 000”; and

(ii) (1) deleting the word “and” from the end of clause (x); (2) deleting the period and inserting “; and” at the end of clause (y); and (3) adding the following clause (z) in proper alphabetical order:

“(z)	the sum of the Principal Balances of all Eligible Assets that are denominated in British Pounds Sterling, Euros or Canadian Dollars shall not exceed the greater of 7.5% or $20,000,000.”

(d) the definition of “Eligible Asset” in Section 1.1 of the Agreement is hereby amended by amending and restating clause (g) thereof in its entirety as follows:

“such Asset is denominated and payable only in Dollars in the United States and does not permit the currency in which or country in which such Asset is payable to be changed; provided that certain Assets may be denominated in British Pounds Sterling, Euros or Canadian Dollars but subject to currency hedging into Dollars approved by the Administrative Agent (in its sole discretion) and further provided that in the case of ABS Direct Loans, certain of the underlying collateral might reside outside the United States;”

(e) The definition of “Facility Amount” in Section 1.1 of the Agreement shall be amended by replacing the number “$300,000,000” with the number “$400,000,000”.

(f) The definition of “Intercreditor Agreement” is hereby amended and restated in its entirety as follows:

“Intercreditor Agreement”: Either (i) the Amended and Restated Intercreditor and Concentration Account Administration Agreement, dated as of November 30, 2005, by and among U.S. Bank National Association, as account custodian and as concentration account bank, Wachovia Capital Markets, LLC, as administrative agent, NewStar Financial, Inc., as originator, as original servicer, as collateral manager and as concentration account servicer, NewStar CP Funding LLC, as seller, U.S. Bank National Association, as indenture trustee and trustee, NewStar Trustee 2005- 1, as issuer, NewStar Short-Term Funding LLC, as borrower, NewStar

Credit Opportunities Funding I Ltd., as seller, IXIS Financial Products Inc. as administrative agent, and each party that from time to time executes and delivers a joinder thereto or (ii) the Intercreditor and Concentration Account Administration Agreement (Wachovia Deposit Account), dated as of February 15, 2007, by and among U.S. Bank National Association, as account custodian and as secured party, Wachovia Capital Markets, LLC, as administrative agent, NewStar Financial, Inc., as originator, as original servicer, as collateral manager and as concentration account servicer, NewStar CP Funding LLC, as seller, U.S. Bank National Association, as trustee, NewStar Trust 2005-1, as issuer, NewStar Short-Term Funding LLC, as borrower, NewStar Credit Opportunities Funding I Ltd., as seller, IXIS Financial Products Inc., as administrative agent and as investor agent, NewStar Warehouse Funding 2005 LLC, as issuer, NewStar Structured Finance Opportunities, LLC, as issuer, NewStar Commercial Loan Trust 2006-1, as issuer, NewStar Concentration LLC, as account titleholder, each party that from time to time executes and delivers a joinder thereto and Wachovia Bank, National Association, as concentration account bank, as applicable.

(g) Section 1.1 of the Agreement shall be amended by adding the following definitions in proper alphabetical order:

“British Pounds Sterling”: The lawful currency of the United Kingdom.

“Canadian Dollars”: The lawful currency of Canada.

“Euro”: The lawful currency of a member of the European Community that adopts or has adopted the Euro as its lawful currency in accordance with legislation of the European Economic Community relating to the Economic and Monetary Union.

(h) Section 2.1 (a) of the Agreement shall be amended by replacing the number “$275,000,000” with the number “$400,000,000”.

(i) The dollar amount set forth opposite VFCC’s signature on the signature page under the heading “Commitment” shall be amended by replacing said number with the number “$400,000,000”.

(j) Schedule [I to the Agreement is hereby amended in its entirety to read as follows:

TRANSACTION ACCOUNTS AND CONCENTRATION ACCOUNT

Bank Name	Account Name	Account Number
U.S. Bank National Association	Concentration Account	786577-700
Wachovia Bank, National Association	Concentration Account	2000032625215
U.S. Bank National Association	Collections Account	786577-200
U.S. Bank National Association	Principal Collections Account	786577-201
U.S. Bank National Association	Custodial Account	786577-701
U.S. Bank National Association	Interest Collections Account	786577-202
U.S. Bank National Association	Holding Account	786577-702

SECTION 2. Agreement in Full Force and Effect as Amended.

Except as specifically amended hereby, the Agreement shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

SECTION 3. Representations and Warranties.

Each of the Originator, the Seller and the Servicer represents and warrants with respect to itself as of the date of this Amendment as follows:

(a) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(b) the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any Applicable Law;

(c) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it;

(d) this Amendment has been duly executed and delivered by it;

(e) this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;

(f) it is not in default under the Agreement; and

(g) there is no Termination Event, Unmatured Termination Event, or Servicer Default.

SECTION 4. Conditions Precedent.

The effectiveness of this Amendment is subject to (i) the due execution of this Amendment by each of the parties hereto; (ii) the surrender and cancellation of the Variable Funding Certificate purchased by VFCC, dated April 5, 2006, in a face amount equal to $275,000,000 and the delivery to VFCC of a duly executed and authenticated Amended, Restated and Substituted 3 Variable Funding Certificate in a face amount equal to $400,000,000;

and (iii) the due execution of Amendment No. 1 to the Second Amended and Restated VFCC Fee Letter Agreement, dated as of February 16, 2007, by and among NewStar CP Funding LLC, NewStar Financial, Inc., Variable Funding Capital Company LLC and Wachovia Capital Markets, LLC.

SECTION 5. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

(d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(f) This Amendment represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE SELLER:	NEWSTAR CP FUNDING LLC

	By:	NewStar Financial, Inc., its Designated Manager

	By:	/s/ John J. Frishkopf
	Name:	John J. Frishkopf
	Title:	Managing Director

THE ORIGINATOR AND SERVICER:	NEWSTAR FINANCIAL, INC.

	By:	/s/ John J. Frishkopf
	Name:	John J. Frishkopf
	Title:	Managing Director

THE ADMINISTRATIVE AGENT AND THE VFCC AGENT:	WACHOVIA CAPITAL MARKETS, LLC

By:
Name:
Title:

THE PURCHASER:	VARIABLE FUNDING CAPITAL COMPANY LLC

	By:	Wachovia Capital Markets, LLC, as attorney-in-fact

By:
Name:
Title:

[Signatures Continued on the Following Page]

Amendment No. 6 to Amended and Restated

Sale and Servicing Agreement

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers hereunto duly authorized, as of the date first above written.

THE SELLER:	NEWSTAR CP FUNDING LLC

	By:	NewStar Financial, Inc., its Designated Manager

By:
Name:
Title:

THE ORIGINATOR AND SERVICER:	NEWSTAR FINANCIAL, INC.

By:
Name:
Title:

THE ADMINISTRATIVE AGENT AND THE VFCC AGE NT:	WACHOVIA CAPITAL MARKETS, LLC

	By:	/s/ Michael Romanzo, CPA
	Name:	Michael Romanzo, CPA
	Title:	Vice President

THE PURCHASER:	VARIABLE FUNDING CAPITAL COMPANY LLC

	By:	Wachovia Capital Markets, LLC, as attorney-in-fact

	By:	/s/ Douglas R. Wilson, Sr.
	Name:	Douglas R. Wilson, Sr.
	Title:	Vice President

[Signatures Continued on the Following Page]

Amendment No. 6 to Amended and Restated

Sale and Servicing Agreement

THE SWINGLINE PURCHASER:	WACHOVIA BANK, NATIONAL ASSOCIATION

	By:	/s/ Andy Phelps
	Name:	Andy Phelps
	Title:	Vice President

Amendment No. 6 to Amended and Restated

Sale and Servicing Agreement